                                                                     Exhibit 4.3

--------------------------------------------------------------------------------

                                  AMENDMENT TO
                                  $200,000,000
                     AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 29, 1999

                                     among

                                 ABC-NACO INC.,

                       ABC-NACO de MEXICO, S.A. de C.V.,

                           DOMINION CASTINGS LIMITED,

                            BANK OF AMERICA CANADA,
                         as Canadian Revolving Lender,

                     BANK OF AMERICA NATIONAL ASSOCIATION,
                  as Agent and Letter of Credit Issuing Lender

                                      and

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                  Arranged By

                         BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------

                                 AMENDMENT TO
                                  -------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

     This Amendment to Amended and Restated Credit Agreement (this "Agreement") is entered into as of October 29, 1999, by the and among ABC-NACO Inc., a Delaware corporation (the "Company"), ABC-NACO de Mexico, S.A. de C.V., a Mexican corporation (the "Mexican Borrower"), Dominion Castings Limited, an Ontario corporation (the "Canadian Borrower" and, together with the Company and the Mexican Borrower, the "Borrowers"), each of the several financial institutions signatory hereto (collectively, the "Majority Lenders") and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association) individually and as agent (the "Agent") for the benefit of the Lenders under the Credit Agreement hereinafter referred to.

                                    RECITALS
                                    --------


     A. The Borrowers, Bank of America Canada, as Canadian Revolving Lender, the financial institutions from time to time party thereto and the Agent and Letter of Credit Issuing Lender are parties to that certain credit agreement dated as of February 19, 1999, as amended by that certain Amendment, Waiver and Release Agreement dated as of October 12, 1999 and as amended by that certain Amended and Restated Credit Agreement dated as of October 29, 1999 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them by the Credit Agreement, as amended hereby.

     B. The Borrowers, the Agent and the Majority Lenders have agreed to further amend the Credit Agreement on terms and conditions herein set forth, subject to the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     1. Amendments to Credit Agreement. Effective as of October 29, 1999, the Credit Agreement is hereby amended as follows (except as to paragraph (a) below which shall become effective as of November 1, 1999):

          (a) Section 1.01 of the Credit Agreement is amended by deleting the last row of the table in the definition of "Applicable Margin" and replacing it with a new row as follows:

                            Offshore          Base           Commitment
            Level             Rate            Rate               Fee
            -----           --------          ----           ----------
            "VII              2.50%           1.50%             0.50%"

          (b) Section 7.01 of the Credit Agreement is amended by adding the following subsection 7.01(c) to the end thereof:

               "(c) as soon as available, but not later than 45 days after the end of each fiscal month, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such month and the related consolidated income statement for the period commencing on the first day and ending on the last day of such month, and certified by a Responsible Officer as fairly presenting, accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and its Subsidiaries.

          (c) Section 8.02(c) of the Credit Agreement is amended by deleting such subsection in its entirety and replacing it with the following:

              "(c) disposition of property by the Company or any Subsidiary provided that the aggregate net proceeds for such dispositions made in reliance on this Section 8.02(c) shall not exceed $15,000,000."

          (d) Section 8.14 of the Credit Agreement is amended by deleting the reference to "4.5:1.0" for the period which includes the last day of October, 1999 and replacing it with "4.8:1.0".

          (e) Section 8.15 of the Credit Agreement is amended by deleting the reference to "3.25:1.0" for the period which includes the last day of October, 1999 and replacing it with "3.40:1.0".

     2. Representations and Warranties of the Borrowers. The Borrowers represent and warrant that:

          (a) The execution, delivery and performance by each of the Borrowers of this Agreement have been duly authorized by all necessary corporate action and that this Agreement is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

          (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; and

          (c) After giving effect to this Agreement, no Default or Unmatured Default has occurred and is continuing.

          3. Conditions to Effectiveness of Agreement. This Agreement shall become effective on the date (the "Effective Date") each of the following conditions precedent is satisfied:

               (a) Execution and Delivery. The Borrowers, the Agent and the Majority Lenders shall have executed and delivered this Agreement.

               (b) No Defaults. After giving effect to this Agreement, no Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

               (c) Representations and Warranties. After giving effect to the amendments contemplated by this Agreement, the representations and warranties of the Borrowers contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

               (d) Reaffirmation of Guaranty. The Agent shall have received a Reaffirmation of Guaranty dated as of the Effective Date in the form of Exhibit A-1 and Exhibit A-2 attached hereto duly executed by each Guarantor.

          4.   Reference to and Effect Upon the Credit Agreement.

               (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended and restated hereby and the Credit Agreement is amended as set forth herein and is hereby restated in its entirety to read as set forth in the Credit Agreement with the amendments specified herein.

               (b) Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and are hereby ratified and confirmed in all respects.

               (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

          5. Costs and Expenses. The Company hereby affirms its obligation under Section 11.4 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

          6. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            (signature pages follow)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date above first written.


                             ABC-NACO INC.

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------


                             ABC-NACO de MEXICO S.A. de C.V.

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------


                             DOMINION CASTINGS LIMITED

                             By:
                                -------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------

                             BANK OF AMERICA, NATIONAL
                             ASSOCIATION, as Agent


                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------


                             BANK OF AMERICA, NATIONAL
                             ASSOCIATION, Individually as a Lender and as the Issuing Lender

                             By:
                                -------------------------------

                             Name:
                                  -----------------------------

                             Title:
                                    ---------------------------

                             ABN AMRO BANK  N.V., as a Lender

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------


                             By:
                                 ------------------------------

                             Name:
                                  -----------------------------

                             Title:
                                   ----------------------------

                             BANKBOSTON, N.A., as a Lender

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------

                             BANK ONE, NA (Main Office Chicago), as a Lender

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------

                             FIRSTAR BANK MILWAUKEE, N.A., as a Lender

                             By:
                                 ------------------------------

                             Name:
                                  -----------------------------

                             Title:
                                    ---------------------------

                             HARRIS TRUST AND SAVINGS BANK, as a
                             Lender

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------

                             LASALLE BANK NATIONAL ASSOCIATION, as
                             a Lender

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------

                             THE NORTHERN TRUST COMPANY, as a Lender

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------

                             PNC BANK, NATIONAL ASSOCIATION, as a
                             Lender

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------

                             U.S. BANK NATIONAL ASSOCIATION, as a
                             Lender

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------

                             BANK OF AMERICA CANADA, as Canadian
                             Revolving Lender

                             By:
                                 ------------------------------

                             Name:
                                   ----------------------------

                             Title:
                                    ---------------------------

                                  Exhibit A-1

                           REAFFIRMATION OF GUARANTY
                           -------------------------

          Each of the undersigned acknowledges receipt of a copy of the Amended and Restated Credit Agreement (the "Amendment") dated October 29, 1999, consents to such Amendment and hereby reaffirms its obligations under that certain Subsidiary Guaranty dated February 19, 1999 by the direct and indirect subsidiaries of ABC-NACO Inc.

Dated as of October 29, 1999.



                                  NACO, INC.

                                  By:
                                      ---------------------------

                                  Name:
                                        -------------------------

                                  Title:
                                         ------------------------


                                  ABC RAIL BRAKESHOE HOLDINGS, INC.

                                  By:
                                     ----------------------------

                                  Name:
                                        -------------------------

                                  Title:
                                         ------------------------


                                  ABC RAIL FRENCH HOLDINGS, INC.

                                  By:
                                      ---------------------------

                                  Name:
                                        -------------------------

                                  Title:
                                         ------------------------

                                  ABC RAIL PRODUCTS CHINA
                                  INVESTMENT CORPORATION

                                  By:
                                      ---------------------------

                                  Name:
                                        -------------------------

                                  Title:
                                         ------------------------

                                  ABC RAIL SYSTEMS, INC.

                                  By:
                                      ---------------------------

                                  Name:
                                        -------------------------

                                  Title:
                                         ------------------------

                                  ABC RAIL (VIRGIN ISLANDS)
                                  CORPORATION

                                  By:
                                      ---------------------------

                                  Name:
                                        -------------------------

                                  Title:
                                         ------------------------

                                  TRANSIT & RAIL SYSTEMS, INC.

                                  By:
                                      ---------------------------

                                  Name:
                                        -------------------------

                                  Title:
                                         ------------------------

                                  NATIONAL CASTINGS, INC.

                                  By:
                                      ---------------------------

                                  Name:
                                       --------------------------

                                  Title:
                                         ------------------------

                                  NACO FLOW PRODUCTS, INC.

                                  By:
                                      ---------------------------

                                  Name:
                                        -------------------------

                                  Title:
                                         ------------------------


                                  NATIONAL ENGINEERED PRODUCTS
                                  COMPANY, INC.

                                  By:
                                      ---------------------------

                                  Name:
                                        -------------------------

                                  Title:
                                         ------------------------

                                  Exhibit A-2

                           REAFFIRMATION OF GUARANTY
                           -------------------------

          Each of the undersigned acknowledges receipt of a copy of the Amended and Restated Credit Agreement (the "Amendment") dated October 29, 1999, consents to such Amendment and hereby reaffirms its obligations under that certain Mexican Subsidiary Guaranty dated February 19, 1999, as amended by that certain Amendment of Mexican Subsidiary Guaranty dated as of October 12, 1999.

Dated as of October 29, 1999.



                                  ABC-NACO DE MEXICO, S.A. DE C.V.

                                  By:
                                     --------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                        -----------------------------


                                  ABC-NACO SERVICIOS FERROVIARIOS,
                                  S.A. DE C.V.

                                  By:
                                     --------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------


                                  COMMERCIALIZADORA NATIONAL CASTINGS,
                                  S.A. DE C.V.

                                  By:
                                     --------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                                  NATIONAL CASTINGS DE MEXICO,
                                  S.A. DE C.V.

                                  By:
                                     ------------------------------

                                  Name:
                                       ----------------------------

                                  Title:
                                        ---------------------------

                                  SERVICIOS NATIONAL CASTINGS,
                                  S.A. DE C.V.

                                  By:
                                     ------------------------------

                                  Name:
                                       ----------------------------

                                  Title:
                                        ---------------------------